SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2018

SYNTHETIC BIOLOGICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-12584	13-3808303
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9605 Medical Center Drive, Suite 270

Rockville, MD 20850

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (301) 417-4364

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

As previously disclosed, on March 2, 2018, Synthetic Biologics, Inc. (the “Company”) received notification (the “Deficiency Letter”) from the NYSE American LLC (the “NYSE American”) that it was not in compliance with certain NYSE American continued listing standards relating to stockholders’ equity as of December 31, 2017. Specifically, the Deficiency Letter stated that the Company is not in compliance with Section 1003(a)(i) (requiring stockholders’ equity of $2.0 million or more if it has reported losses from continuing operations and/or net losses in two its three most recent fiscal years), Section 1003(a)(ii) (requiring stockholders’ equity of $4.0 million or more if it has reported losses from continuing operations and/or net losses in three of its four most recent fiscal years); and Section 1003(a)(iii) (requiring stockholders’ equity of $6.0 million or more if it has reported losses from continuing operations and/or net losses in its five most recent fiscal years). The Deficiency Letter noted that the Company had a stockholders’ equity deficit of $(1,500,000) as of December 31, 2017, and has reported net losses in its five most recent fiscal years. The Company was required to submit a plan to the NYSE American by April 3, 2018 advising of actions it has taken or will take to regain compliance with the continued listing standards by September 2, 2019.

On May 18, 2018, the Company received notice from the NYSE American that it had accepted the Company’s plan and granted a plan period through September 2, 2019. During the plan period the Company will be subject to periodic review to determine if it is making progress consistent with the plan. If the Company does not regain compliance with the NYSE American listing standards by September 2, 2019, or if the Company does not make sufficient progress consistent with its plan, then the NYSE American may initiate delisting proceedings.

On May 22, 2018, the Company issued a press release disclosing the receipt of the NYSE American notice accepting its plan, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release issued May 22, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2018	SYNTHETIC BIOLOGICS, INC.

	By:	/s/ Steven A. Shallcross
Name: Steven A. Shallcross
Title: Interim Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Synthetic Biologics, Inc. dated May 22, 2018